Commitments and Contingencies	12 Months Ended
Dec. 31, 2017
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
12.	Commitments and Contingencies

Capital Commitments

We estimate that expenditures aggregating approximately $149 million will be required after December 31, 2017 to complete facilities and projects authorized at such date, and we have made substantial commitments in connection with these facilities and projects.

Lease Commitments

Our facilities and equipment are generally leased under arrangements that are accounted for as operating leases. Total rental expense for the fiscal years ended December 31, 2017, 2016 and 2015 was $81 million, $74 million and $70 million, respectively. Future minimum operating lease payments at December 31, 2017 are as follows:

(Millions)
2018	$46
2019	36
2020	30
2021	23
2022	18
Beyond 2022	25

Total minimum lease payments	$178

Certain equipment is leased under long term agreements. Capital assets for these agreements were less than $1 million at both December 31, 2017 and 2016. The minimum lease payments under our non-cancelable capital leases with lease terms in excess of one year are less than $1 million in each of the next five years.

Environmental Matters, Legal Proceedings and Product Warranties

We are involved in environmental remediation matters, legal proceedings, claims (including warranty claims) and investigations. These matters are typically incidental to the conduct of our business and create the potential for contingent losses. We accrue for potential contingent losses when our review of available facts indicates that it is probable a loss has been incurred and the amount of the loss is reasonably estimable. Each quarter we assess our loss contingencies based upon currently available facts, existing technology, presently enacted laws and regulations and taking into consideration the likely effects of inflation and other societal and economic factors and record adjustments to these reserves as required. As an example, we consider all available evidence including prior experience in remediation of contaminated sites, other companies’ cleanup experiences and data released by the United States Environmental Protection Agency or other organizations when we evaluate our environmental remediation contingencies. All of our loss contingency estimates are subject to revision in future periods based on actual costs or new information. With respect to our environmental liabilities, where future cash flows are fixed or reliably determinable, we have discounted those liabilities. We evaluate recoveries separately from the liability and, when they are assured, recoveries are recorded and reported separately from the associated liability in our consolidated financial statements.

Environmental Matters

We are subject to a variety of environmental and pollution control laws and regulations in all jurisdictions in which we operate. We expense or capitalize, as appropriate, expenditures for ongoing compliance with environmental regulations that relate to current operations. We expense costs related to an existing condition caused by past operations that do not contribute to current or future revenue generation. As of December 31, 2017, we have the obligation to remediate or contribute towards the remediation of certain sites, including one Federal Superfund site. At December 31, 2017, our aggregated estimated share of environmental remediation costs for all these sites on a discounted basis was approximately $14 million, of which $2 million is recorded in other current liabilities and $12 million is recorded in deferred credits and other liabilities in our consolidated balance sheet. For those locations where the liability was discounted, the weighted average discount rate used was 2.3 percent. The undiscounted value of the estimated remediation costs was $17 million. Our expected payments of environmental remediation costs are estimated to be approximately $2 million in 2018, $1 million each year beginning 2019 through 2022 and $11 million in aggregate thereafter.

Based on information known to us, we have established reserves that we believe are adequate for these costs. Although we believe these estimates of remediation costs are reasonable and are based on the latest available information, the costs are estimates and are subject to revision as more information becomes available about the extent of remediation required. At some sites, we expect that other parties will contribute to the remediation costs. In addition, certain environmental statutes provide that our liability could be joint and several, meaning that we could be required to pay in excess of our share of remediation costs. Our understanding of the financial strength of other potentially responsible parties at these sites has been considered, where appropriate, in our determination of our estimated liability. We do not believe that any potential costs associated with our current status as a potentially responsible party in the Federal Superfund site, or as a liable party at the other locations referenced herein, will be material to our consolidated financial position, results of operations, or liquidity.

Antitrust Investigations and Litigation

On March 25, 2014, representatives of the European Commission were at Tenneco GmbH’s Edenkoben, Germany administrative facility to gather information in connection with an ongoing global antitrust investigation concerning multiple automotive suppliers. On March 25, 2014, we also received a related subpoena from the U.S. Department of Justice (“DOJ”).

On November 5, 2014, the DOJ granted us conditional leniency pursuant to an agreement we entered into under the Antitrust Division’s Corporate Leniency Policy. This agreement provides us with important benefits in exchange for our self-reporting of matters to the DOJ and our continuing full cooperation with the DOJ’s resulting investigation. For example, the DOJ will not bring any criminal antitrust prosecution against us, nor seek any criminal fines or penalties, in connection with the matters we reported to the DOJ. Additionally, there are limits on our liability related to any follow-on civil antitrust litigation in the U.S. The limits include single rather than treble damages, as well as relief from joint and several antitrust liability with other relevant civil antitrust action defendants. These limits are subject to our satisfying the DOJ and any court presiding over such follow-on civil litigation.

On April 27, 2017, Tenneco received notification from the European Commission (EC) that it has administratively closed its global antitrust inquiry regarding the production, assembly, and supply of complete exhaust systems. No charges against Tenneco or any other competitor were initiated at any time and the EC inquiry is now closed.

Certain other competition agencies are also investigating possible violations of antitrust laws relating to products supplied by our company. We have cooperated and continue to cooperate fully with all of these antitrust investigations, and take other actions to minimize our potential exposure.

Tenneco and certain of its competitors are also currently defendants in civil putative class action litigation in the United States and Canada. More related lawsuits may be filed, including in other jurisdictions. Plaintiffs in these cases generally allege that defendants have engaged in anticompetitive conduct, in violation of federal and state laws, relating to the sale of automotive exhaust systems or components thereof. Plaintiffs seek to recover, on behalf of themselves and various purported classes of purchasers, injunctive relief, damages and attorneys’ fees. However, as explained above, because we received conditional leniency from the DOJ, our civil liability in U.S. follow on actions is limited to single damages and we will not be jointly and severally liable with the other defendants, provided that we have satisfied our obligations under the DOJ leniency agreement and approval is granted by the presiding court. Typically, exposure for follow-on actions in Canada is less than exposure for U.S. follow-on actions.

Following the EC’s decision to administratively close its antitrust inquiry into exhaust systems in 2017, Tenneco’s receipt of conditional leniency from the DOJ in 2014 and discussions during the third quarter of 2017 following the appointment of a special settlement master in the civil putative class action cases pending against Tenneco and/or certain of its competitors in the U.S., Tenneco continues to vigorously defend itself and/or take actions to minimize its potential exposure to matters pertaining to the global antitrust investigation, including engaging in settlement discussions when it is in the best interests of the company and its stockholders. For example, in October 2017, Tenneco settled an administrative action brought by Brazil’s competition authority for an amount that was not material. Additionally, in February 2018, Tenneco settled civil putative class action litigation in the United States brought by classes of direct purchasers, end-payors and auto dealers. No other classes of plaintiffs have brought claims against Tenneco in the United States. Based upon those earlier developments, including settlement discussions, Tenneco established a reserve of $132 million in its second quarter 2017 financial results for settlement costs that were probable, reasonably estimable, and expected to be necessary to resolve Tenneco’s antitrust matters globally, which primarily involves the resolution of civil suits and related claims. Of the $132 million reserve that was established, $45 million was paid in 2017 to resolve certain antitrust claims and the remaining reserve is recorded in other current liabilities. While Tenneco continues to cooperate with certain competition agencies investigating possible violations of antitrust laws relating to products supplied by Tenneco, and the company may be subject to other civil lawsuits and/or related claims, no amount of this reserve is attributable to matters with the DOJ or the EC, and no such amount is expected based on current information.

Our reserve for antitrust matters is based upon all currently available information and an assessment of the probability of events for those matters where Tenneco can make a reasonable estimate of the costs to resolve such outstanding matters. Tenneco’s estimate involves significant judgment, given the number, variety and potential outcomes of actual and potential claims, the uncertainty of future rulings and approvals by a court or other authority, the behavior or incentives of adverse parties or regulatory authorities, and other factors outside of the control of Tenneco. As a result, Tenneco’s reserve may change from time to time, and actual costs may vary. Although the ultimate outcome of any legal matter cannot be predicted with certainty, based on current information, we do not expect that any such change in the reserve will have a material adverse impact on our annual consolidated financial position, results of operations or liquidity.

Other Legal Proceedings, Claims and Investigations

For many years we have been and continue to be subject to lawsuits initiated by claimants alleging health problems as a result of exposure to asbestos. Our current docket of active and inactive cases is less than 500 cases nationwide. A small number of claims have been asserted against one of our subsidiaries by railroad workers alleging exposure to asbestos products in railroad cars. The substantial majority of the remaining claims are related to alleged exposure to asbestos in our automotive products although a significant number of those claims appear also to involve occupational exposures sustained in industries other than automotive. We believe, based on scientific and other evidence, it is unlikely that claimants were exposed to asbestos by our former products and that, in any event, they would not be at increased risk of asbestos-related disease based on their work with these products. Further, many of these cases involve numerous defendants, with the number in some cases exceeding 100 defendants from a variety of industries. Additionally, in many cases the plaintiffs either do not specify any, or specify the jurisdictional minimum, dollar amount for damages. As major asbestos manufacturers and/or users continue to go out of business or file for bankruptcy, we may experience an increased number of these claims. We vigorously defend ourselves against these claims as part of our ordinary course of business. In future periods, we could be subject to cash costs or charges to earnings if any of these matters are resolved unfavorably to us. To date, with respect to claims that have proceeded sufficiently through the judicial process, we have regularly achieved favorable resolutions. Accordingly, we presently believe that these asbestos-related claims will not have a material adverse impact on our future consolidated financial position, results of operations or liquidity.

We are also from time to time involved in other legal proceedings, claims or investigations. Some of these matters involve allegations of damages against us relating to environmental liabilities (including toxic tort, property damage and remediation), intellectual property matters (including patent, trademark and copyright infringement, and licensing disputes), personal injury claims (including injuries due to product failure, design or warning issues, and other product liability related matters), taxes, unclaimed property, employment matters, and commercial or contractual disputes, sometimes related to acquisitions or divestitures. Additionally, some of these matters involve allegations relating to legal compliance. For example, in July 2017 a complaint was filed against us in federal district court in Chicago, Illinois alleging that we misappropriated a third party’s trade secrets in connection with certain of our ride control products.

While we vigorously defend ourselves against all of these legal proceedings, claims and investigations and take other actions to minimize our potential exposure, in future periods, we could be subject to cash costs or charges to earnings if any of these matters are resolved on unfavorable terms. Although the ultimate outcome of any legal matter cannot be predicted with certainty, based on current information, including our assessment of the merits of the particular claim, except as described above under “Antitrust Investigations” and in this paragraph we do not expect the legal proceedings, claims or investigations currently pending against us will have any material adverse impact on our consolidated financial position, results of operations or liquidity. With respect to the trade secret claim described above, we are in the process of evaluating the claim but, at this stage of the case and given the inherent uncertainly of litigation, we are unable to estimate whether a loss is reasonably possible. While we do not believe that this litigation will have a material adverse effect on our annual consolidated financial position, results of operations or liquidity, we cannot assure you that this will be the case.

Warranty Matters

We provide warranties on some of our products. The warranty terms vary but range from one year up to limited lifetime warranties on some of our premium aftermarket products. Provisions for estimated expenses related to product warranty are made at the time products are sold or when specific warranty issues are identified with our products. These estimates are established using historical information about the nature, frequency, and average cost of warranty claims. We actively study trends of our warranty claims and take action to improve product quality and minimize warranty claims. We believe that the warranty reserve is appropriate; however, actual claims incurred could differ from the original estimates, requiring adjustments to the reserve. The reserve is included in both current and long-term liabilities on the balance sheet.

Below is a table that shows the activity in the warranty accrual accounts:

	Year Ended December 31,
	2017	2016	2015
	(Millions)
Beginning Balance	$20	$23	$26
Accruals related to product warranties	16	12	15
Reductions for payments made	(10)	(15)	(18)

Ending Balance	$26	$20	$23